UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2012

MONDIAL VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

001-33202 (Commission File Number)	27-441914 (IRS Employer Identification No.)

6564 Smoke Tree Lane Scottsdale, Arizona (principal executive offices)	85253 (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

4625 West Nevso Dr. Las Vegas NV, 89103
 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

(i)	On October 29, 2012, Stan J. H. Lee, CPA (“Stan J.H. Lee”) resigned as independent auditor of Mondial Ventures, Inc. (the “Registrant”).

(ii)
The reports of Stan J.H. Lee on the Registrant’s consolidated financial statements as of and for the periods ended December 29, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Registrant’s ability to continue as a going concern.

(iii)	The board of directors and audit committee of the Registrant discussed the desire to resign with Stan J. H. Lee and reluctantly accept such resignation.

(iv)
During the Registrant's two most recent fiscal years, and any subsequent interim period preceding the resignation on October 29, 2012, there were no disagreements between the Registrant and Stan J. H. Lee on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Stan J. H. Lee, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his reports.

(v)
The Registrant has provided Stan J. H. Lee with a copy of the disclosures it is making in response to this Item.  The Registrant has requested Stan J. H. Lee to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.  The Registrant has filed the letter furnished by Donahue Associates as an exhibit to this Report.

(b) New independent registered public accounting firm

On October 31, 2012, the Registrant's board of directors resolved to retain Anton & Chia LLP as the sole principal independent registered accountant for the Registrant. During the two most recent fiscal years and through October 31, the Company had not consulted with Anton & Chia LLP regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and none of the following was provided to the Registrant: (a) a written report, or (b) oral advice that Anton & Chia LLP concluded was an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit

16.1	Letter from Stan J. H. Lee, CPA with respect to the disclosures contained in this Current Report, dated November 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2012.

MONDIAL VENTURES, INC.

By:	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer